Exhibit 32.2

Certification Pursuant To
18 U.S.C. Section 1350
As Adopted Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Annual Report of Hospira, Inc. (the "Company") on Form 10-K for the year ended December 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Terrence C. Kearney, Senior Vice President, Finance, and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ TERRENCE C. KEARNEY Title: Senior Vice President, Finance, and Chief Financial Officer Date: March 22, 2005

        A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Hospira, Inc. and will be retained by Hospira, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.